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                            Growth Hotel Investors
                         One Insignia Financial Plaza
                                P.O. Box 2347
                            Greenville, S.C. 29602


                                 May 30, 1997


Dear Unit Holder:

You have recently received from us a Proxy Statement concerning the sale by Growth Hotel Investors (the "Partnership") of all of its hotel properties to Equity Inns Partnership, L.P.

Because of a typographical error in the cover letter accompanying the Proxy Statement, some confusion may exist as to the anticipated distribution to be received by each Unit Holder upon consummation of the sale. THIS WILL CONFIRM THAT THE GENERAL PARTNER INTENDS TO DISTRIBUTE TO THE UNIT HOLDERS AN AGGREGATE OF APPROXIMATELY $1,032 PER UNIT FOLLOWING THE CLOSING OF THE SALE AND, UPON THE LIQUIDATION AND DISSOLUTION OF THE PARTNERSHIP, TO MAKE A FINAL DISTRIBUTION OF APPROXIMATELY $43 PER UNIT.

Because the sale requires the vote of a majority of the outstanding Units in the Partnership, YOUR VOTE IS VERY IMPORTANT. PLEASE RETURN YOUR SIGNED PROXY AS SOON AS POSSIBLE.

                                                Very truly yours,


                                                MONTGOMERY REALTY COMPANY - 85
                                                General Partner